UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 16, 2015

AUTHENTIDATE HOLDING CORP.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Connell Corporate Center

300 Connell Drive, 5th Floor

Berkeley Heights, New Jersey 07922

(Address and zip code of principal executive offices)

(908) 787-1700

(Registrant’s telephone number, including area code)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 16, 2015, Authentidate Holding Corp. (the “Company”) received written notice that the Nasdaq Hearings Panel (the “Panel”) had determined to grant the request of the Company to remain listed on The NASDAQ Stock Market LLC (“NASDAQ”), subject to the condition that, on or before January 25, 2016, the Company shall announce and inform the Panel that the Company’s proposed business combination has closed and that NASDAQ’s Listing Qualifications Staff (the “Staff”) has approved the combined entity’s application for initial listing on NASDAQ.

On July 29, 2015, the Company reported that it had received a determination letter from the Staff indicating that since the Company did not regain compliance with the minimum bid price requirement of $1.00 per share and did not satisfy the $2.5 million minimum stockholders’ equity listing requirement as of its most recent public filing as required by NASDAQ Listing Rules 5550(a) and (b), respectively and that the Company’s common stock was subject to delisting unless the Company requested a hearing before the Panel. The Company requested a hearing to appeal the Staff’s determination and presented its plan to evidence compliance with all applicable criteria for initial listing on The Nasdaq Capital Market upon the completion of its proposed business combination with Peachstate Health Management, LLC (d/b/a AEON Clinical Laboratories).

In its written notice, the Panel stated that during the granted exception period the Company must promptly notify the Panel of any significant developments, particularly any event, condition or circumstance that may impact its ability to meet the terms of the exception granted by the Panel and that the Panel reserves the right to reconsider the granted exception in such an instance. The Company is diligently working to timely satisfy the terms of the Panel’s decision; however, there can be no assurance that the Company will be able to do so. In the event that the Company is unable to meet the exception requirement, the Panel will issue a final determination to delist the Company’s shares and suspend trading of the Company’s shares on The Nasdaq Capital Market.

Except for the factual statements made herein, information contained in this report consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties and assumptions that are difficult to predict. Words such as “will,” “believes,” “intends,” “expects,” “plans,” and similar expressions, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Such forward-looking statements are not guarantees of performance and are subject to risks and uncertainties which could cause actual actions or events to differ materially from those contained in such statements. Forward-looking statements also include any statements relating to any business combination, or the terms, timing or structure of any such transaction and the impact on the Company of any such transaction. There can be no assurance that any transaction or future events will occur as anticipated, if at all. Additional risks and uncertainties facing the Company are detailed in the Company’s reports filed with the Securities and Exchange Commission. The forward-looking statements contained in this report speak only as of the date of this report and the Company undertakes no obligation to publicly update any forward-looking statements to reflect changes in information, events or circumstances after the date of this report, unless required by law.

The Company issued a press release regarding this matter on September 21, 2015, a copy of which is attached to this Current Report of Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibit is filed herewith

Exhibit No.	Description

99.1	Press Release, dated September 21, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

	By:	/s/ Ian C. Bonnet
	Name:	Ian C. Bonnet
	Title:	Chief Executive Officer

Date: September 21, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated September 21, 2015

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